FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Investment, Fair Value and NAV [Line Items]
FAIR VALUE MEASUREMENTS
NOTE 3 - FAIR VALUE MEASUREMENTS

Accounting Standards Codification 820, Fair Value Measurement, establishes a three-level valuation hierarchy for disclosure of fair value measurements. Financial assets and financial liabilities are categorized within the valuation hierarchy based upon the lowest level of input that is significant to the measurement of fair value. The three levels of the hierarchy are defined as follows:

Level 1 - inputs to the valuation methodology are quoted market prices for identical assets or liabilities.

Level 2 - inputs to the valuation methodology are other observable inputs, including quoted market prices for similar assets or liabilities and market-corroborated inputs.
Level 3 - inputs to the valuation methodology are unobservable inputs, based on management's best estimate of inputs market participants would use in pricing the asset or liability at the measurement date, including assumptions about risk.

The following is a description of the valuation methodologies used for assets measured at fair value. The Plan's valuation methodology used to measure the fair value of common stock and mutual funds was derived from quoted market prices, as substantially all of these instruments have active markets. The investments in the common collective trusts are stated at fair value, based on the year-end market value of each unit held, using net asset value, which is derived from the market value of the underlying net assets.

The Plan's investments measured at fair value consist of the following:

As of December 31, 2025
(in thousands)	Level 1
Mutual funds	$436,381
Common collective trusts	6,903,464
Common stock	523,171
Total investments at fair value	$7,863,016

As of December 31, 2024
(in thousands)	Level 1
Mutual funds	$430,785
Common collective trusts	5,769,177
Common stock	539,632
Total investments at fair value	$6,739,594